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                                                                [AIRCLAIMS LOGO]

                                                                   EXHIBIT 23.4
                              CONSENT OF APPRAISER

We consent to the use of our reports included herein and the references to our firm in the AerCo Limited Registration Statement on Form F-4 (file no. 333-____) to be filed with the Securities and Exchange Commission.




Dated: November   , 1998

Airclaims Limited

           /s/  L. D. Weal
By:---------------------------------------
Name:  L. D. Weal
Title: Chief Analyst